UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2009
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     CapitalSource Inc. (the “Company”) is filing this Current Report on Form 8-K in order to recast its consolidated financial statements as of December 31, 2008 and 2007 and for each year in the three-year period ended December 31, 2008 and the related Statistical Disclosures in the Business Section, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Ratio of Earnings to Fixed Charges, to reflect the Company’s retrospective application of Financial Accounting Standards Board Staff Position (“FSP”) APB 14-1 (“FSP APB 14-1”), Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement), and retrospective application of the disclosure requirements of Statement of Financial Accounting Standards No. 160 (“SFAS 160”), Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 , which were adopted by the Company on January 1, 2009. These changes were previously reflected in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 that was filed with the Securities and Exchange Commission on May 11, 2009.
     This Current Report on Form 8-K updates the following items in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed on March 2, 2009, to reflect the adoption of FSP APB 14-1 and SFAS 160:
     Form 10-K: Part I, Item 1. Business — Statistical Disclosures
     Form 10-K: Part II, Item 6. Selected Financial Data
     Form 10-K: Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
     Form 10-K: Part II, Item 8. Financial Statements and Supplementary Data
     Form 10-K: Exhibit 12.1. Ratio of Earnings to Fixed Charges
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     See Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2009	/s/ STEVEN A. MUSELES
Steven A. Museles
Executive Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. †

99.1	“Item 1. Business — Statistical Disclosures” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. †

99.2	“Item 6. Selected Financial Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. †

99.3	“Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. †

99.4	“Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. †

99.5	“Exhibit 12.1. Ratio of Earnings to Fixed Charges” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. †

†	Filed herewith.

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